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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-66182, 33-61283 and 33-51561.


                                              ARTHUR ANDERSEN LLP


December 21, 1994
New York, New York